Exhibit 10.1

DATED July 17, 2026

THE PERSONS whose names and details are set out in Schedule 2 as Vendors

MKDWELL TECH INC.

as Purchaser

AGREEMENT

for the sale and purchase of

the entire issued share capital of

LANDVISION INC.

THIS AGREEMENT is made on July 17, 2026

BETWEEN:

(1) THE PERSONS whose respective names, addresses and details are set out in Schedule 2 (collectively, the “Vendors” and each a “Vendor”); and

(2) MKDWELL TECH INC., a business company incorporated in the British Virgin Islands with limited liability whose ordinary shares are listed on the Nasdaq Capital Market (Nasdaq: MKDW) and whose principal office is at 1F, No. 6-2, Duxing Road, Hsinchu Science Park, Hsinchu City 300096, Taiwan (the “Purchaser”).

The Vendors and the Purchaser are together referred to as the “Parties” and each a “Party”.

RECITALS:

(A) Landvision Inc. (the “Target”) is a business company incorporated in the British Virgin Islands with limited liability under company number 2211468. As at the date of this Agreement, the Target has an issued share capital of 30,000,000 ordinary shares (the “Sale Shares”), being the entire issued share capital of the Target. Further particulars of the Target are set out in Part A of Schedule 1.

(B) The Target is the sole legal and beneficial owner of the entire issued share capital of Landvision Technology Limited, a company incorporated in Hong Kong with limited liability (“Landvision”). Further particulars of Landvision are set out in Part B of Schedule 1. The Target and Landvision are together referred to as the “Group” and each a “Group Company”.

(C) The Vendors are the legal and beneficial owners of the Sale Shares in the respective numbers and proportions set out in Schedule 2, which Sale Shares together constitute the entire issued share capital of the Target.

(D) The Purchaser is a business company incorporated in the British Virgin Islands whose ordinary shares are listed on the Nasdaq Capital Market. The Purchaser will satisfy the Consideration by the allotment and issue of the Consideration Shares to the Vendors, credited as fully paid.

(E) The Vendors have agreed to sell, and the Purchaser has agreed to purchase, the Sale Shares on and subject to the terms and conditions of this Agreement.

IT IS AGREED as follows:

1. INTERPRETATION

1.1 In this Agreement, unless the context otherwise requires, the following expressions have the following meanings:

“Business Day” means a day (other than a Saturday, Sunday or public holiday) on which licensed banks are generally open for business in Hong Kong and the British Virgin Islands;

“Completion” means completion of the sale and purchase of the Sale Shares in accordance with Clause 5;

“Completion Date” means on or before August 31, 2026 or such other date as the Parties may agree in writing, being the date on which Completion takes place;

“Conditions” means the conditions to Completion set out in Clause 4.1, and “Condition” means any of them;

“Consideration” means the aggregate consideration for the Sale Shares of US$240,000,000, to be satisfied in accordance with Clause 3;

“Consideration Shares” means the 30,000,000 new Ordinary Shares to be allotted and issued credited as fully paid to the Vendors at Completion in satisfaction of the Consideration, at an issue price of US$8.00 per share, allocated among the Vendors as set out in Schedule 2;

“Encumbrance” means any mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third-party right or interest, or any other encumbrance or security interest of any kind, or any other type of preferential arrangement having similar effect;

“Free Vendors” means the Vendors identified as not being subject to the lock-up in the column headed “Lock-up” in Schedule 2;

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China;

“Long Stop Date” means December 31, 2026 or such later date as the Parties may agree in writing;

“Ordinary Shares” means the ordinary shares of no par value in the capital of the Purchaser, each conferring upon the holder the right to one vote on any resolution of shareholders of the Purchaser;

“Registration Statement” has the meaning given in Clause 8.1;

“Restricted Vendors” means the Vendors identified as being subject to the lock-up in the column headed “Lock-up” in Schedule 2;

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the United States Securities Act of 1933, as amended;

“Warranties” means the warranties, representations and undertakings set out in Clause 9 and Schedule 1; and

“US$” means United States dollars, the lawful currency of the United States of America.

1.2 In this Agreement, unless the context otherwise requires: (a) words importing the singular include the plural and vice versa; (b) a reference to a Clause, Schedule or Recital is to a clause or schedule of, or a recital to, this Agreement; (c) a reference to a statute or statutory provision is to it as amended, modified or re-enacted from time to time; (d) headings are for convenience only; (e) “including” is without limitation; and (f) a reference to a person includes a body corporate, unincorporated association and partnership.

1.3 The Schedules form part of this Agreement and have effect as if set out in full in the body of this Agreement.

2. SALE AND PURCHASE

2.1 Subject to the terms of this Agreement, each Vendor shall sell as legal and beneficial owner, and the Purchaser shall purchase, the Sale Shares set against that Vendor’s name in Schedule 2, free from all Encumbrances and together with all rights now or hereafter attaching to them, including the right to receive all dividends and distributions declared, paid or made in respect of them on or after the Completion Date.

2.2 The Sale Shares shall be sold together and comprise the entire issued share capital of the Target. The Purchaser shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all of the Sale Shares is completed simultaneously.

2.3 Each Vendor irrevocably waives any right of pre-emption, right of first refusal or other restriction on transfer conferred on it in respect of the Sale Shares, whether under the constitutional documents of the Target or otherwise.

3. CONSIDERATION

3.1 The total consideration for the sale of the Sale Shares is US$240,000,000 (the “Consideration”), which shall be satisfied in full by the allotment and issue by the Purchaser to the Vendors, at Completion and credited as fully paid, of 30,000,000 new Ordinary Shares (the “Consideration Shares”) at an issue price of US$8.00 per Consideration Share. No part of the Consideration shall be satisfied in cash.

3.2 The Consideration Shares shall be allotted and issued to the Vendors in the respective numbers set out against each Vendor’s name in Schedule 2.

3.3 The Consideration Shares shall, when issued, be credited as fully paid and rank pari passu in all respects with the existing Ordinary Shares then in issue.

3.4 Each Vendor acknowledges that the Consideration Shares have not been and, save as provided in Clause 8, will not immediately be registered under the Securities Act, and are being issued in reliance upon exemptions from the registration requirements of the Securities Act. Each Vendor is acquiring the Consideration Shares for its own account and not with a view to any distribution in violation of the Securities Act, and acknowledges that, until registered, the Consideration Shares will bear a customary restrictive legend and may not be offered, sold or otherwise transferred except pursuant to an effective registration statement or an available exemption from registration under the Securities Act.

4. CONDITIONS

4.1 Completion is conditional upon the satisfaction (or, where applicable, waiver) of the following Conditions: (1) all consents, approvals, authorisations, registrations and filings required from any governmental, regulatory or other authority in connection with the transactions contemplated by this Agreement having been obtained or made; (2) all applicable reporting, filing and disclosure requirements of Nasdaq and the SEC in connection with the issuance of the Consideration Shares having been satisfied, including the Purchaser’s reliance on its home country practice exemption under the Nasdaq listing rules; (3) the Warranties remaining true, accurate and not misleading in all material respects as at Completion; (4) there having been no material adverse change in the business, assets, financial condition or prospects of the Group between the date of this Agreement and Completion; and (5) the board of directors of the Purchaser having approved the allotment and issue of the Consideration Shares.

4.2 The Purchaser may at any time waive in whole or in part Conditions (3) and (4) by notice in writing to the Vendors.

4.3 The Purchaser shall use its reasonable endeavours to procure the satisfaction of Conditions (1), (2) and (5), including making such filings with, and providing such information to, Nasdaq and the SEC as may be necessary to rely on the home country practice exemption available to it as a foreign private issuer under Nasdaq Listing Rule 5615(a)(3).

4.4 If the Conditions are not satisfied (or waived) on or before the Long Stop Date, this Agreement (other than the Surviving Clauses) shall automatically terminate, and no Party shall have any claim against any other Party save in respect of any antecedent breach.

5. COMPLETION

5.1 Completion shall take place on the Completion Date remotely by the electronic exchange of documents, or at such place as the Parties may agree, immediately following satisfaction (or waiver) of the Conditions.

5.2 At Completion, the Vendors shall deliver to the Purchaser: (a) duly executed instruments of transfer in respect of the Sale Shares in favour of the Purchaser (or its nominee); (b) the share certificates for the Sale Shares (or an indemnity for any lost certificate); (c) a certified copy of the updated register of members of the Target showing the Purchaser as the holder of the Sale Shares; and (d) certified copies of resolutions of the directors of the Target approving the transfer of the Sale Shares and the registration of the Purchaser as the holder thereof.

5.3 At Completion, the Purchaser shall: (a) deliver a certified copy of resolutions of its board of directors approving the allotment and issue of the Consideration Shares to the Vendors; (b) instruct its transfer agent to allot and issue the Consideration Shares to the Vendors in the numbers set out in Schedule 2; and (c) deliver evidence reasonably satisfactory to the Vendors that the Vendors have been entered in the register of members of the Purchaser as the holders of the Consideration Shares.

5.4 All obligations of the Parties at Completion are interdependent. Unless waived, no Party shall be obliged to complete this Agreement unless each other Party complies fully with its obligations under this Clause 5.

6. VENDORS’ COVENANTS PENDING COMPLETION

6.1 Each Vendor undertakes that, between the date of this Agreement and Completion, it shall (so far as it is within its power as a shareholder of the Target to procure) procure that each Group Company: (a) carries on its business in the ordinary and usual course; (b) preserves its corporate existence and maintains all material licences and permits; (c) complies in all material respects with applicable laws; and (d) promptly notifies the Purchaser of any matter which constitutes, or would reasonably be expected to constitute, a breach of any Warranty or a material adverse change in the Group.

6.2 Each Vendor undertakes that, between the date of this Agreement and Completion, it shall not (and shall, so far as within its power, procure that no Group Company shall), without the prior written consent of the Purchaser: (a) create, allot or issue any shares or other securities; (b) create any Encumbrance over the Sale Shares or any material asset of the Group; (c) dispose of any material asset otherwise than in the ordinary course of business; (d) declare, make or pay any dividend or other distribution; or (e) pass any resolution for its winding up or enter into any merger, amalgamation or reconstruction.

7. LOCK-UP

7.1 Each Restricted Vendor undertakes to the Purchaser that it shall not, during the period commencing on the Completion Date and ending on the applicable release dates set out in Clause 7.2, directly or indirectly offer, sell, contract to sell, pledge, grant any option or other right over, or otherwise transfer or dispose of, any of the Consideration Shares issued to it (its “Lock-up Shares”), or enter into any transaction with the same economic effect, except as permitted by Clause 7.2 or with the prior written consent of the Purchaser.

7.2 The Lock-up Shares of each Restricted Vendor shall be released from the restriction in Clause 7.1 in the following instalments: (a) as to 20% of its Consideration Shares, on the date falling 6 months after the Completion Date; (b) as to a further 20%, on the date falling 12 months after the Completion Date; (c) as to a further 20%, on the date falling 18 months after the Completion Date; and (d) as to the remaining 40%, on the date falling 24 months after the Completion Date.

7.3 The Free Vendors are not subject to any lock-up or restriction on transfer under this Clause 7 in respect of their Consideration Shares.

8. REGISTRATION RIGHTS

8.1 The Purchaser undertakes to each Vendor that it shall use its best endeavours to prepare and file with the SEC, within three (3) months after the Completion Date, a registration statement on Form F-1 (or such other appropriate form) to register the resale of the Consideration Shares under the Securities Act (the “Registration Statement”).

8.2 The Purchaser shall use its best endeavours to cause the Registration Statement to be declared effective by the SEC as soon as reasonably practicable after filing, and to keep it (or a successor registration statement) effective until the Consideration Shares may be sold by the Vendors without restriction or registration under the Securities Act.

8.3 Each Vendor shall promptly provide such information and execute such documents relating to it as the Purchaser reasonably requires for the purposes of the Registration Statement. The Purchaser shall bear all registration expenses, other than any underwriting discounts or selling commissions attributable to the Consideration Shares of a Vendor.

8.4 The registration rights under this Clause 8 are without prejudice to, and do not release any Restricted Vendor from, the lock-up undertakings in Clause 7.

9. WARRANTIES

9.1 Each Vendor severally (and not jointly, and only in respect of itself and the Sale Shares set against its name in Schedule 2) warrants, represents and undertakes to the Purchaser that: (a) where it is a body corporate, it is duly incorporated and validly existing under the laws of its place of incorporation; (b) it has full power and authority, and has obtained all necessary consents, to enter into and perform this Agreement, which constitutes (when executed) legal, valid and binding obligations enforceable against it in accordance with its terms; (c) it is the sole legal and beneficial owner of, and is entitled to sell and transfer the full legal and beneficial ownership of, the Sale Shares set against its name in Schedule 2, free from all Encumbrances; (d) the Sale Shares set against its name are fully paid or credited as fully paid; and (e) the Sale Shares together constitute the entire issued share capital of the Target, and the Target is the sole legal and beneficial owner of the entire issued share capital of Landvision, in each case free from all Encumbrances.

9.2 The Purchaser warrants, represents and undertakes to the Vendors that: (a) it is duly incorporated and validly existing under the laws of the British Virgin Islands; (b) it has full power and authority, and (subject to satisfaction of the Conditions) has obtained all necessary corporate consents, to enter into and perform this Agreement, which constitutes (when executed) legal, valid and binding obligations enforceable against it in accordance with its terms; (c) the Consideration Shares will, when issued, be duly and validly authorised and issued, credited as fully paid, and free from all Encumbrances; and (d) save for the filings and disclosures to be made with Nasdaq and the SEC, no consent, approval or authorisation of any governmental or regulatory authority is required for the Purchaser to perform its obligations under this Agreement.

9.3 The Warranties are given as at the date of this Agreement and shall be deemed to be repeated immediately before Completion by reference to the facts and circumstances then existing.

9.4 Each Party shall promptly notify the other Parties in writing if it becomes aware, before Completion, of any matter which constitutes, or would reasonably be expected to constitute, a breach of any Warranty given by it.

9.5 The aggregate liability of each Vendor in respect of all claims under this Agreement shall not exceed the value of the Consideration Shares received by that Vendor. The aggregate liability of the Purchaser in respect of all claims under this Agreement shall not exceed the amount of the Consideration.

10. CONFIDENTIALITY AND ANNOUNCEMENTS

10.1 No Party shall make any announcement or disclose any information concerning this Agreement or the transactions contemplated by it without the prior written consent of the other Parties, except as required by law or by any competent governmental, regulatory or supervisory authority (including Nasdaq and the SEC), in which case the disclosing Party shall, so far as practicable and permitted, consult with the other Parties before making such disclosure.

11. COSTS

11.1 Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation and implementation of this Agreement.

12. MISCELLANEOUS

12.1 Time shall be of the essence of this Agreement.

12.2 Each Party shall do and execute all such further acts and documents as may reasonably be required to give full effect to this Agreement.

12.3 If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall continue in full force and effect.

12.4 The Warranties and all other provisions of this Agreement, in so far as they have not been performed at Completion, shall remain in full force and effect after Completion.

12.5 No failure or delay by any Party in exercising any right or remedy shall operate as a waiver of it.

12.6 This Agreement (together with the Schedules) constitutes the entire agreement between the Parties relating to its subject matter and supersedes all prior agreements and arrangements.

12.7 No variation of this Agreement shall be effective unless made in writing and signed by or on behalf of each Party.

12.8 This Agreement is binding on, and enures to the benefit of, the Parties and their respective successors. No Party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties.

12.9 A person who is not a Party has no right under the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the Laws of Hong Kong) to enforce any term of this Agreement.

12.10 This Agreement may be executed in any number of counterparts, each of which when executed and delivered (including by electronic means) constitutes an original, and all of which together constitute one and the same instrument.

13. NOTICES

13.1 Any notice under this Agreement shall be in writing and delivered by hand, courier or email to the relevant Party at the address or email address set out in Schedule 2 (in the case of a Vendor) or in Clause 13.2 (in the case of the Purchaser), or such other address as that Party may notify to the others in writing.

13.2 The Purchaser’s address for notices is: MKDWELL Tech Inc., 1F, No. 6-2, Duxing Road, Hsinchu Science Park, Hsinchu City 300096, Taiwan, marked for the attention of the Chief Executive Officer.

13.3 A notice is deemed given: (a) if delivered by hand or courier, at the time of delivery; and (b) if sent by email, at the time of transmission (provided no delivery-failure notification is received).

14. TERMINATION

14.1 This Agreement may be terminated before Completion only by the written agreement of all Parties, or in accordance with Clause 4.4.

14.2 Termination of this Agreement is without prejudice to the rights of any Party in respect of any antecedent breach. Clauses 1, 8, 10, 11, 12, 13, 14 and 15 (the “Surviving Clauses”) survive termination.

15. GOVERNING LAW AND JURISDICTION

15.1 This Agreement and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the laws of Hong Kong.

15.2 The Parties irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong in respect of any dispute arising out of or in connection with this Agreement, and irrevocably waive any objection to the venue of any proceedings in such courts or that such proceedings have been brought in an inconvenient forum.

SCHEDULE 1 — PARTICULARS OF THE GROUP

Part A — The Target

Item	Particulars
Name	Landvision Inc.
Place of incorporation	British Virgin Islands
Company number	2211468
Issued shares (Sale Shares)	30,000,000 ordinary shares
Shareholders	The Vendors, as set out in Schedule 2

Part B — Landvision (operating subsidiary)

Item	Particulars
Name	Landvision Technology Limited
Place of incorporation	Hong Kong
Company number	3061763
Business Registration No.	73123932
Issued shares	10,000 ordinary shares
Shareholder	Landvision Inc. (100%)

SCHEDULE 2 — THE VENDORS

(Consideration Shares per the agreed allocation; Sale Shares (Landvision Inc.) and addresses to be inserted from the register of members.)

No.	Vendor	Sale Shares (Landvision Inc.)	Consideration Shares (Ordinary)	Lock-up
1	Jingyi Capital Limited	1,300,000	1,300,000	No
2	Xinghe Limited	1,650,000	1,650,000	Yes
3	Greenmin Limited	1,300,000	1,300,000	No
4	HMInvest Limited	1,400,000	1,400,000	No
5	Hejing Holding Limited	1,650,000	1,650,000	Yes
6	Yimo Capital Limited	1,650,000	1,650,000	Yes
7	Lin Jian-Feng	1,400,000	1,400,000	Yes
8	Chan, Tsz Keung	1,450,000	1,450,000	Yes
9	Lam, Chun Yip	1,450,000	1,450,000	Yes
10	Yeung Tak Yui	1,350,000	1,350,000	Yes
11	Hung Oi Laam	1,300,000	1,300,000	Yes
12	Chan Ka Yee	1,400,000	1,400,000	Yes
13	Ma Pun Fai	1,250,000	1,250,000	Yes
14	Wong Pui Ha Rowena	1,250,000	1,250,000	Yes
15	Yuen Wai Keung	1,250,000	1,250,000	Yes
16	Lai Yung-Chung	1,250,000	1,250,000	Yes
17	Lu Yi	1,200,000	1,200,000	Yes
18	Siu Wing Ni Winnie	1,200,000	1,200,000	Yes
19	Tong Hei Ming Andrew	1,100,000	1,100,000	Yes
20	Lo Chi Yung	1,150,000	1,150,000	Yes
21	Fok Ka Kei	1,000,000	1,000,000	Yes
22	Au Yeung Ming Yin Gordon	1,050,000	1,050,000	Yes
23	Leung Kar Man Carman	1,000,000	1,000,000	Yes
	Total	30,000,000	30,000,000

EXECUTION

THE VENDORS

SIGNED by )

for and on behalf of )

JINGYI CAPITAL LIMITED ) ____________________________

by its duly authorised signatory ) Name:

in the presence of: ) Title:

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED by )

for and on behalf of )

XINGHE LIMITED ) ____________________________

by its duly authorised signatory ) Name:

in the presence of: ) Title:

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED by )

for and on behalf of )

GREENMIN LIMITED ) ____________________________

by its duly authorised signatory ) Name:

in the presence of: ) Title:

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED by )

for and on behalf of )

HMINVEST LIMITED ) ____________________________

by its duly authorised signatory ) Name:

in the presence of: ) Title:

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED by )

for and on behalf of )

HEJING HOLDING LIMITED ) ____________________________

by its duly authorised signatory ) Name:

in the presence of: ) Title:

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED by )

for and on behalf of )

YIMO CAPITAL LIMITED ) ____________________________

by its duly authorised signatory ) Name:

in the presence of: ) Title:

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

LIN JIAN-FENG ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

CHAN, TSZ KEUNG ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

LAM, CHUN YIP ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

YEUNG TAK YUI ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

HUNG OI LAAM ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

CHAN KA YEE ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

MA PUN FAI ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

WONG PUI HA ROWENA ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

YUEN WAI KEUNG ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

LAI YUNG-CHUNG ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

LU YI ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

SIU WING NI WINNIE ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

TONG HEI MING ANDREW ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

LO CHI YUNG ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

FOK KA KEI ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

AU YEUNG MING YIN GORDON ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

SIGNED, SEALED and DELIVERED by )

LEUNG KAR MAN CARMAN ) ____________________________

in the presence of: )

Witness signature: ____________________________

Witness name:

Witness address:

THE PURCHASER

SIGNED for and on behalf of )

MKDWELL TECH INC. )

by director/officer ) ____________________________

in the presence of: )